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    As filed with the Securities and Exchange Commission on February 3, 1998
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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ----------------------

                                  FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               AMBIENT CORPORATION
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)

                     Delaware                                          98-0166007

   -------------------------------------------                   ------------------------------------
    (State of incorporation or organization)                     (I.R.S. Employer Identification No.)

     270 Madison Avenue, New York, New York                              10016
   -------------------------------------------                   -------------------------------------
    (Address of principal executive offices)                          (Zip Code)
If this form relates to the registration of a class of        If this form relates to the registration of a
securities pursuant to Section 12(b) of the Exchange Act      class of securities pursuant to Section 12(g)
and is effective pursuant to General Instruction A(c)         of the Exchange Act and is effective
please check the following box:                      [ ]      pursuant to General Instruction A(d)
                                                              please check the following box:           [X]


Securities Act registration statement file number to which this form relates:  333-40045
                                                                               ---------
                                                                               (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:
                          Title of Each Class                            Name of Each Exchange on
                          to be so Registered                      Which Each Class is to be Registered
                        -----------------------                  ----------------------------------------
                                  N/A                                              N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, $.001 Par Value
                           -----------------------------
                                Title of Class

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Item 1.           Description of Registrant's Securities to be Registered/
------            Common Stock, $.001 Par Value
                  --------------------------------------------------------

                  Reference is made to the caption "DESCRIPTION OF SECURITIES" on pages 54 through 56 of Amendment No. 1 to the Registrant's Registration Statement (No. 333-40045) on Form SB-2 (the "Registration Statement") as filed with the Securities and Exchange Commission on January 23, 1998, pursuant to the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The description of the securities contained therein and appearing subsequently in any prospectus included in such Registration Statement filed pursuant to Rule 424(b) under the Securities Act shall be deemed to have been incorporated by reference into this Registration Statement on Form 8-A.

Item 2.           Exhibits
-------           --------

                  All exhibits referred to by the Instructions as to Exhibits, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference, including:

                  (a) Certificate of Incorporation of the Registrant, as amended, incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2 (File No. 333-40045), as filed with the Securities and Exchange Commission on November 12, 1997;

                  (b) By-Laws of the Registrant, as amended, incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (File No. 333-40045), as filed with the Securities and Exchange Commission on November 12, 1997; and

                  (c) Specimen Common Stock Certificate, incorporated by reference to Exhibit 4.1 to the Registrant's Amendment No. 1 to the Registration Statement on Form SB-2 (File No. 333-40045), as filed with the Securities and Exchange Commission on January 23, 1998.



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                                   SIGNATURES

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      AMBIENT CORPORATION


                                      By: /s/ Jacob Davidson
                                          -----------------------------
                                          Jacob Davidson
                                          President and Chief Executive Officer

Dated:  February 3, 1998



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